UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
             INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[ ]     Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-a-5(d)(2))

[X]     Definitive Information Statement

                            BALLISTIC VENTURES, INC.
                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:_____

         2) Aggregate number of securities to which transaction applies:________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):______
            ____________________________________________________________________

         4) Proposed maximum aggregate value of transaction:____________________

         5) Total fee paid:_____________________________________________________

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:_____________________________________________

         2) Form, Schedule or Registration Statement No.:_______________________

         3) Filing Party:_______________________________________________________

         4) Date Filed:_________________________________________________________

                            BALLISTIC VENTURES, INC.
                        130 KING STREET WEST, SUITE 3680
                         TORONTO, ONTARIO M5X 1B1 CANADA

                              INFORMATION STATEMENT

                                  MAY 14, 2004


This Information Statement is being furnished to stockholders of Ballistic Ventures, Inc., a Delaware corporation (the "Company"), to advise them of corporate actions approved without a meeting by less than unanimous written consent of stockholders. These actions are:
     o the adoption of an amendment to the Company's Certificate of Incorporation to change the name of the Company from Ballistic Ventures, Inc., to River Capital Group, Inc. (the "Name Change");
     o   the adoption of a Stock Option Plan; and
     o   the approval of stock options granted under the Stock Option Plan.

Our Board of Directors fixed the close of business on May 3, 2004 as the record date for the determination of stockholders entitled to vote on the proposal as described above. On May 3, 2004 there were 6,106,455 shares of our common stock issued, and outstanding. The Name Change required the affirmative vote of a majority of the outstanding shares of common stock entitled to vote thereon, while the adoption of the Stock Option Plan and approval of the granting of stock options required the affirmative vote of those represented, assuming a quorum was present. Each share of common stock was entitled to one vote on each proposal.

The Board of Directors, by written consent on May 3, 2004, has approved, and stockholders holding 3,453,550 (approximately 56.6%) of our outstanding voting shares on May 3, 2004, have consented in writing to the Name Change and the adoption of the Stock Option Plan. Accordingly, all corporate actions necessary to authorize the Name Change and the adoption of the Stock Option Plan have been taken. In accordance with the regulations under the Securities Exchange Act of 1934, the authorization to effect the aforesaid actions by the Board of Directors and the stockholders will not become effective until at least 20 days after we have mailed this Information Statement to our stockholders of record as at May 3, 2004. Promptly following the mailing of this Information Statement, we intend to file the Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State to effect the Name Change. As the Certificate of Amendment has a stated effective date of June 5, 2004, the change of our name to River Capital Group, Inc. will become effective June 5, 2004.

Our executive offices are located at 130 King Street West #3680, Toronto, Ontario M5X 1B1, Canada.

PLEASE BE ADVISED THAT THIS IS ONLY AN INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being sent or given to the holders of our outstanding common stock, our only class of voting securities outstanding, on or about May 14, 2004. Each holder of record of shares of our common stock at the close of business on May 3, 2004 is entitled to receive a copy of this Information Statement.


                    AMENDMENT OF CERTIFICATE OF INCORPORATION

Our board of directors and stockholders holding a majority of our outstanding common shares have approved an amendment to our Certificate of Incorporation to change the name of the Company to River Capital Group, Inc. The form of the Certificate of Amendment to the Certificate of Incorporation is attached hereto as Appendix A.

Due to the restructuring of our Company, we believe that it is in the best interests of the Company and our stockholders to continue our operations under a new name.


Ballistic Ventures, Inc. Information Statement - Page 1 of 5

Upon the filing of the Certificate of Amendment, common stock certificates that previously represented stock of the Company in the name of Ballistic Ventures, Inc. shall be deemed to represent shares of River Capital Group, Inc., without any further action by the common stockholders of the Company or any other party.

Notwithstanding the foregoing, it is requested that stockholders exchange their existing certificates for certificates bearing the name River Capital Group, Inc. In connection with the name change, we will obtain a new trading symbol and CUSIP number.

NO DISSENTERS' RIGHTS

Under the Delaware General Corporation Law, our Certificate of Incorporation and our By-Laws, holders of our voting securities are not entitled to dissenters' rights with respect to this amendment to our Certificate of Incorporation.


                          ADOPTION OF STOCK OPTION PLAN

GENERAL

The purposes of this Stock Option Plan are to attract and retain the best available individuals for positions of substantial responsibility, to provide additional incentive to such individuals, and to promote the success of the Company's business by aligning the financial interests of employees and consultants providing personal services to the Company or its affiliates with long-term shareholder value.

ADMINISTRATION

The Plan will be administered by the Board of Directors or the Compensation Committee of the Board (the "Committee"), if one should be established.

PLAN BENEFITS

Because benefits under the Plan will depend on the Committee's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees.

ELIGIBILITY

Stock options may be granted only to employees, officers, directors, or consultants of the Company or its subsidiaries. The Committee, in its discretion, will select the individuals to whom options will be granted, the time or times at which such options are granted, and the number of shares subject to each grant.

SHARES SUBJECT TO PLAN

The maximum number of shares that may be reserved and set aside for issue under the Plan initially is 507,645, provided that this number automatically shall be adjusted annually at the beginning of the Company's fiscal year to a number equal to 10% of the number of shares of the Company issued and outstanding at the end of the Company's last completed fiscal year.

LIMITATIONS

The Plan provides that the maximum number of shares that may be reserved for issuance to any person under the Plan shall be 5% of the shares outstanding at the time of the grant, less the aggregate number of shares reserved for issuance to such person under any other option to purchase shares from treasury granted as compensation or an incentive mechanism.

TERMS AND CONDITIONS OF OPTION GRANTS

Each option is to be evidenced by an option agreement between the Company and the individual optionee and is subject to the following additional terms and conditions:

Ballistic Ventures, Inc. Information Statement - Page 2 of 5

EXERCISE PRICE. The Committee will determine the exercise price for the shares of common stock underlying each option at the time the option is granted. The exercise price may not be less than the market price of the common stock on the date such option is granted. The market price for a share of Company common stock underlying each option is the closing price per share on the date the option is granted.

EXERCISE OF OPTION; FORM OF CONSIDERATION. The Committee will determine when options become exercisable. The means of payment for shares issued upon exercise of an option will be specified in each option agreement. The Plan permits payment to be made by cash or certified funds.

TERM OF OPTION. The term of an option may be no more than ten (10) years from the date of grant. No option may be exercised after the expiration of its term.

TERMINATION OF OPTION EXERCISE PERIOD. Unless otherwise expressly provided in any option agreement, the unexercised portion of any option granted to an optionee shall automatically terminate 90 days after the date on which the optionee's employment or service is terminated for any reason, other than by reason of retirement, permanent disability, or death. If an optionee's employment or consulting relationship terminates as a result of his or her death, then all options he or she could have exercised at the date of death may be exercised within 180 days following the optionee's death by his or her estate or by the person(s) who acquired the exercise right by bequest or inheritance. If an optionee's employment or consulting relationship terminates as a result of his or her permanent disability or retirement, then all options he or she could have exercised at the date of termination may be exercised within 90 days following the termination date.

NONTRANSFERABILITY OF OPTIONS. Options granted under the Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee.

OTHER PROVISIONS. An option agreement may contain other terms, provisions, and conditions not inconsistent with the Plan, as may be determined by the Committee.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR SALE OF ASSETS

In the event that the Company's stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in the Company's capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option outstanding under the Plan, and the exercise price for shares subject to any such outstanding option.

In the event of a merger in which the Company's shareholders immediately before the merger own 50% or more of the issued and outstanding shares of stock of the resulting entity after the merger, then existing options shall automatically convert into options to receive stock of the resulting entity. Unless otherwise expressly provided in any option, the Committee in its sole discretion may cancel, effective upon the date of the consummation of any change of control, any option that remains unexercised on such date.

AMENDMENT AND TERMINATION OF THE PLAN

Subject in all cases to the approval of all stock exchanges and regulatory authorities having jurisdiction over the affairs of the Company, the Board or the Committee may amend or revise the terms of the Plan or any option granted thereunder or may terminate the Plan or any Option granted thereunder. However, no such action shall, without the consent of the optionee, in any manner adversely affect an optionee's rights under any option previously granted under the Plan.


                         APPROVAL OF STOCK OPTION GRANTS

The Plan states that all options granted pursuant to the Plan prior to its approval by the shareholders shall also be subject to approval of the shareholders. It should be noted that the Plan does not requires shareholder approval of any options granted subsequent to shareholder approval of the Plan.


Ballistic Ventures, Inc. Information Statement - Page 3 of 5

By board resolution of February 5, 2004, options to purchase common stock were granted under the Plan at a price of $2.00 per share to the persons set forth below. The options are exercisable through February 5, 2009.

      William Dickie              Director               100,000
      Richard King                Director                50,000
      Eric Pinkney                Director                50,000
      Howard Taylor              Consultant               50,000
      Richard Freer              Consultant               25,000


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of May 3, 2004 with respect to the beneficial ownership of shares of our common stock by (i) each person known by us to be the owner of more than 5% of the outstanding shares of common stock,
(ii) each director and executive officer, and (iii) all executive officers and directors as a group:

                                                     SHARES OWNED BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNERS (1)<F1>               AND OF RECORD                  PERCENT OF CLASS (2)<F2>

Kashmir Overseas Holdings, Ltd. (3)<F3>                       1,404,463                          23.0%
C/o LOM Securities (Bahamas) Limited
Millennium House
East Mall Drive
P.O. Box F 42498-350
Freeport, Grand Bahama

Monashee Limited (4)<F4>                                      1,404,462                          23.0%
C/o Waterstreet Corporate Services Limited
27 Reid Street
1st Floor
P.O. Box HM 3051
Hamilton, HM NX
Bermuda

Largo Flight Limited (5)<F5>                                   644,625                           10.6%
C/o LOM Securities (Cayman) Limited
Buckingham Square
West Bay Road
P.O. Box 30997 SMB
Grand Cayman
Cayman Islands

Eric Pinkney                                                 256,075 (6)<F6>                     4.2%

William P. Dickie                                            125,000 (7)<F7>                     2.0%

Richard King                                                  50,000 (6)<F6>                     0.8%

Officers and directors as a group                            431,075 (8)<F8>                     6.8%
(3 persons)
__________

(1)<F1> To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

(2)<F2> Based on 6,106,455 shares of common stock outstanding as of May 3, 2004.


Ballistic Ventures, Inc. Information Statement - Page 4 of 5



(3)<F3> Directors of Kashmir Overseas Holdings, Ltd. are Craig Lines and Scott Lines.

(4)<F4>  Directors of Monashee Limited are Brian Lines and Scott Lines.

(5)<F5>  Directors of Largo Flight are Brian Lines and Scott Lines.

(6)<F6>  Includes 50,000 shares issuable upon exercise of stock options.

(7)<F7>  Includes 100,000 shares issuable upon exercise of stock options.

(8)<F8>  Includes 200,000 shares issuable upon exercise of stock options.


                       WHERE YOU CAN FIND MORE INFORMATION

We are required to comply with the reporting requirements of the Securities Exchange Act. For further information about us, you may refer to our Transition Report on Form 10-KSB for the six months ended December 31, 2003.

You can review these filings at the public reference facility maintained by the SEC at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC 0330 for further information on the public reference room. These filings are also available electronically on the World Wide Web at http://www.sec.gov.


May 14, 2004                        By the Order of the Board of Directors



                                    /s/ WILLIAM P. DICKIE
                                    --------------------------------------------
                                    William P. Dickie, Corporate Secretary













Ballistic Ventures, Inc. Information Statement - Page 5 of 5

                                   APPENDIX A


                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                       TO THE CERTIFICATE OF INCORPORATION
                                       OF
                            BALLISTIC VENTURES, INC.

                                UNDER SECTION 242
                                     OF THE
                        DELAWARE GENERAL CORPORATION LAW

Ballistic Ventures, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: That the name of the corporation (the "Corporation") is Ballistic Ventures, Inc.

SECOND: That the certificate of incorporation of the Corporation (the "Certificate") was originally filed with the Delaware Secretary of State on July 1, 1999, under the name whOOdoo.com, inc.

THIRD: That Article I of the Certificate is hereby amended to read, in its entirety, as follows:

             "The name of the Corporation is River Capital Group, Inc."

FOURTH: That thereafter, pursuant to resolutions of the board of directors, this amendment was authorized by resolutions adopted by the affirmative vote of the stockholders holding not less than the necessary number of shares required by written consent to so authorize, all in accordance with Section 228 of the General Corporation Law of the State of Delaware.

FIFTH: That said amendment to the Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

SIXTH: That this Certificate and the amendment contained therein shall become effective on June 5, 2004.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ______ day of May, 2004.

                                    BALLISTIC VENTURES, INC.


                                    By:
                                       -----------------------------------------
                                           William P. Dickie,
                                           Corporate Secretary

                             BALLISTIC VENTURES INC.

                                STOCK OPTION PLAN

1.       INTERPRETATION:

                  For the purposes of this Plan, the following terms shall have the following meanings:

         (a) "AFFILIATE" means a person, entity, or organization which is controlled by, under common control with, controlling, or is an Officer or Director of, beneficial owner of five person or greater of the equity or voting securities of, or through contract relationship or otherwise exerts substantial influence over or is substantially influenced by, the Company.

         (b)      "BOARD" means the board of directors of the Company;

         (c)      "COMPANY" means Ballistic Ventures Inc.;

         (d) "CONSULTANT" means an individual (including an individual whose services are contracted through a personal holding corporation) with whom the Company or a subsidiary has a contract for management or consulting services;

         (e) "ELIGIBLE PERSON" means, subject to all applicable laws, any employee, officer, director or Consultant of the Company or any Subsidiary or any registered retirement savings plan or any personal holding corporation controlled by an officer or director of the Company or any Subsidiary;

         (f) "OPTION" means an option to purchase Shares granted to an Eligible Person pursuant to the terms of the Plan;

         (g) "PARTICIPANT" means Eligible Persons to whom Options have been granted;

         (h)      "PLAN" means this Stock Option Plan of the Company;

         (i) "SHARE COMPENSATION ARRANGEMENT" means any stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares, including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise;

         (j)      "SHARES" means the common shares of the Company;

         (k) "SUBSIDIARY" means any corporation (other than the Company), partnership, joint venture or other entity (collectively referred to as "entities") in any unbroken chain of entities beginning with the Company if, at the time of the granting of the Option,


Ballistic Ventures Inc. Stock Option Plan - Page 1 of 8
                  each of the entities other than the last entity in the unbroken chain owns equity possessing 50 percent or more of the profits interest or total combined voting power of all classes of equity in one of the other entities in such chain; and

         (l) "TERMINATION DATE" means the date on which a Participant ceases to be an Eligible Person.

                  Words importing the singular number only shall include the plural and vice versa and words importing the masculine shall include the feminine.

                  This Plan and all matter which reference is made herein shall be governed by and interpreted in accordance with the laws of the State of Delaware.

2. PURPOSE: The purpose of this Plan is to encourage ownership of the Shares by directors, officers and employees of the Company, and its Subsidiaries thereof and Consultants, who are primarily responsible for the management and profitable growth of its business and to advance the interests of the Company by providing additional incentive for superior performance by such persons and to enable the Company and its Subsidiaries to attract and retain valued directors, officers, employees and Consultants.

3. ADMINISTRATION: The Plan shall be administered by the compensation committee of the Board (the "Committee") or, if not appointed, by the Board. Subject to the limitations of the Plan, the Committee shall have the authority:

         (a)      to grant options to purchase Shares to Eligible Persons;

         (b)      to  determine  the  terms,   limitations,   restrictions   and
                  conditions respecting such grants;

         (c) to interpret the Plan and to adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Plan as it shall from time to time deem advisable, and

         (d) to make all other determinations and to take all other actions in connection with the implementation and administration of the Plan as it may deem necessary or advisable.

The   Committee's   guidelines,   rules,   regulations,    interpretations   and
determinations shall be conclusive and binding upon the Company and all other persons.

4. SHARES SUBJECT TO THE PLAN: The maximum number of Shares which may be reserved and set aside for issue under this Plan initially shall be 507,645, provided that such number automatically shall be adjusted annually on the beginning of the Company's fiscal year to a number equal to 10% of the number of Shares of the Company issued and outstanding at the end of the Company's last completed fiscal year. The Board shall also have the right, from time to time, to increase the number of shares reserved and set aside for issue under this Plan subject to approval of

Ballistic Ventures Inc. Stock Option Plan - Page 2 of 8 the shareholders of the Company. The maximum number of Shares which may be reserved for issuance to any one person under the Plan shall be 5% of the Shares outstanding at the time of the grant (on a non-diluted basis) less the aggregate number of Shares reserved for issuance to such person under any other option to purchase Shares from treasury granted as a compensation or incentive mechanism.

                  Any Shares subject to an Option, which for any reason is cancelled or terminated without having been exercised, shall again be available for grants under the Plan. No fractional Shares shall be issued, and the Committee may determine the manner in which fractional share value shall be treated.

5. PARTICIPATION: Options shall be granted under the Plan only to Eligible Persons designated from time to time by the Committee and shall be subject to the approval of such regulatory authorities as may have jurisdiction.

6.                LIMITS WITH RESPECT TO AFFILIATES:

         (a) The maximum number of Shares which may be reserved for issuance to Affiliates under the Plan shall be 5% of the Shares outstanding at the time of the grant (on a non-diluted basis) less the aggregate number of Shares reserved for issuance to Affiliates under any other Share Compensation Arrangement.

         (b) The maximum number of Shares which may be issued to Affiliates under the Plan within a one-year period shall be 5% of the Shares outstanding at the time of the issuance (on a non-diluted basis), excluding Shares issued under the Plan or any other Share Compensation Arrangement over the preceding one-year period. The maximum number of Shares which may be issued to any one Affiliate under the Plan within a one-year period shall be 5% of the Shares outstanding at the time of the issuance (on a non-diluted basis), excluding Shares issued to such Affiliate under the Plan or any other Share Compensation Arrangement over the preceding one year period.

         (c) Any entitlement to acquire Shares granted pursuant to the Plan or any other Share Compensation Arrangement prior to the grantee becoming an Affiliate shall be excluded for the purposes of the limits set out in subparagraphs (b) and (c) of this section 6.

7. TERMS AND CONDITIONS OF OPTIONS: The terms and conditions of each option granted under the Plan (an "Option") shall include the following, as well as such other provisions, not inconsistent with the Plan, as may be deemed advisable by the Committee including those contained in any stock option agreement entered into between the Company and a Participant:

         (a) OPTION PRICE: The option price of any Shares in respect of which an Option may be granted shall be fixed by the Committee but shall be not less than the market price of the Shares at the time the Option is granted. For the purpose of this subparagraph 7(a), "market price" shall be deemed to be the closing price as reported by any stock


Ballistic Ventures Inc. Stock Option Plan - Page 3 of 8
                  exchange or consolidated transaction reporting system upon which the Shares are listed or other published market upon which the Shares are quoted or traded, on the day immediately preceding the day upon which the Option is granted, or if not so traded, the average between the closing bid and asked prices thereof as reported for the day immediately preceding the day upon which the Option is granted. In the resolution allocating any Option, the Committee may determine that (i) the date of grant of the Option shall be a future date determined in the manner specified in such resolution, in which case, for the purpose of this subparagraph 7(a), "market price" shall be deemed to be the weighted average trading price of the Shares as reported for the five (5) trading days preceding the date of the grant, and (ii) the date or dates of the vesting of the Option shall be a future date or dates determined in the manner specified in such resolution. The Committee may also determine that the option price per share may escalate at a specified rate dependent upon the date on which any Option may be exercised by the Participant.

         (b) PAYMENT: The full purchase price of Shares purchased under an Option shall be paid in cash or certified funds upon the exercise thereof, and upon receipt of payment in full, but subject to the terms of the Plan, the number of Shares in respect of which the Option is exercised shall be duly issued as fully paid and non-assessable. A holder of an Option shall have none of the rights of a shareholder until the Shares are issued to him.

         (c) TERM OF OPTION; OTHER TERMS AND CONDITIONS: Options may be granted under this Plan exercisable over a period not exceeding ten (10) years. Each Option shall be subject to earlier termination as provided in subparagraph 7(e). The
                  Committee may from time to time prescribe such terms and conditions concerning such Options as it deems appropriate, including, without limitation: (i) the exercise price or prices of the Option or any installments thereof; (ii) the date or dates on which the Option becomes and/or remains exercisable; (iii) providing that the Option vests or becomes exercisable in installments over a period of time, and/or upon the attainment of certain standards, specifications or goals;
                  (iv) conditioning the exercise of an Option on the continued employment or service of the Participant for a specified period of time; or (v) other conditions or termination events with respect to the exercisability of any Option, provided that such other conditions or events are not more favorable to an Participant than those expressly permitted herein.

         (d) EXERCISE OF OPTION: Subject to the provisions contained in subparagraph 7(e), no Option may be exercised unless the Participant is then an Eligible Person. This Plan shall not confer upon the Participant any right with respect to continuation of employment by the Company. Absence on leave approved by an officer of the Company or of any Subsidiary authorized to give such approval shall not be considered an interruption of employment for any purpose of the Plan. Subject to the provisions of the Plan, an Option may be exercised from time to time by delivery to the Company of written notice of exercise specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment in full of the purchase price of the Shares then being purchased.


Ballistic Ventures Inc. Stock Option Plan - Page 4 of 8

         (e) TERMINATION OF OPTIONS: Any Option granted pursuant hereto, to the extent not validly exercised, will terminate on the earlier of the following dates:

                  (i) the date of expiration specified in the Option agreement or in the resolution of the Committee granting such Option, as the case may be, being not more than ten (10) years after the date upon which the Option was granted;

                  (ii) ninety (90) days after the Participant ceases to be an Eligible Person, other than by reason of retirement, permanent disability or death. Without limitation, and for greater certainty only, this provision will apply regardless of whether the Participant was dismissed with or without cause and regardless of whether the Participant received compensation in respect of dismissal or was entitled to a period of notice of termination which would otherwise have permitted a greater portion of the Option to vest with the Participant;

                  (iii) one hundred and eighty (180) days after the date of the death of the Participant during which period the Option may be exercised by the Participant's legal representative or the person or persons to whom the deceased Participant's rights under the Option shall pass by will or the applicable laws of descent and distribution, and only to the extent the Participant would have been entitled to exercise the Option on the date of death; and

                  (iv) ninety (90) days after termination of the Participant's employment by reason of permanent disability or retirement under any retirement plan of the Company or any Subsidiary, during which ninety
                           (90) day period the Participant may exercise the Option to the extent he was entitled to exercise it at the time of such termination, provided that if the Participant shall die within such ninety (90) day period, then such right shall be extended to ninety
                           (90)  days   following  the  date  of  death  of  the
                           Participant and shall be exercisable only by the persons described in clause 7(e)(iii) hereof and only to the extent therein set forth.

         (f) NONTRANSFERABILITY OF STOCK OPTION: No Option shall be transferable by the Participant other than by will or the laws of descent and distribution and such Option shall be exercisable during his lifetime only by the Participant.

         (g) APPLICABLE LAWS OR REGULATIONS: The Plan, the grant and exercise of Options hereunder and the Company's obligation to sell and deliver Shares upon exercise of Options shall be subject to all applicable federal, provincial and foreign laws, rules and regulations, the rules and regulations of any stock exchange on which the Shares are listed for trading and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel to the Company, be required. The Company shall not be obligated by any provision of the Plan or the granting of any


Ballistic Ventures Inc. Stock Option Plan - Page 5 of 8

                  Option hereunder to issue or sell Shares in violation of such laws, rules and regulations or any condition of such approvals. No Option shall be granted and no Shares issued or sold hereunder where such grant, issue or sale would require registration of the Plan or the Shares under the securities laws of any foreign jurisdiction and any purported grant of any Option or issue or sale of Shares hereunder in violation of this provision shall be void. In addition, the Company shall have no obligation to issue any Shares pursuant to the Plan unless such Shares shall have been duly listed, upon official notice of issuance, with all stock exchanges on which the Shares are listed for trading. Shares issued and sold to Participants pursuant to the exercise of Options may be subject to limitations on sale or resale under applicable securities laws.

8.                ADJUSTMENTS IN SHARES SUBJECT TO THE PLAN:

         (a) SUBDIVISIONS AND REDIVISIONS: In the event of any subdivision or redivision or subdivisions or redivisions of the Shares at any time while any Option is outstanding into a greater number of Shares, the Company shall thereafter deliver at the time of exercise of any Option, in lieu of the number of Shares in respect of which such Option is then being exercised, such greater number of Shares as would result from said subdivision or redivision or subdivisions or redivisions had such Option been exercised before such subdivision or redivision or subdivisions or redivisions without the Participant making any additional payment or giving any other consideration therefor.

         (b) CONSOLIDATIONS: In the event of any consolidation or consolidations of the Shares at any time while any Option is outstanding into a lesser number of Shares, the Company shall thereafter deliver, and the Participant shall accept, at the time of exercise of any Option, in lieu of the number of Shares in respect of which such Option is then being exercised, such lesser number of Shares as would result from such consolidation or consolidations had such Option been exercised before such consolidation or consolidations.

         (c) RECLASSIFICATIONS/CHANGES: In the event of any reclassification or change or reclassifications or changes of the Shares at any time while any Option is outstanding, the Company shall thereafter deliver at the time of exercise of any Option hereunder the number of securities of the Company of the appropriate class or classes resulting from said reclassification or change or reclassifications or changes as the Participant would have been entitled to receive in respect of the number of Shares in respect of which such Option is then being exercised had such Option been exercised before such reclassification or change or reclassifications or changes.

         (d) OTHER CAPITAL REORGANIZATIONS: In the event of any capital reorganization of the Company at any time while any Option is outstanding, not otherwise covered in this section 8 or a consolidation, amalgamation or merger with or into any other entity or the sale of the properties and assets as or substantially as an entirety to any other



Ballistic Ventures Inc. Stock Option Plan - Page 6 of 8
                  entity, the Participant if he has not exercised his Option prior to the effective date of such reorganization, consolidation, amalgamation, merger or sale, upon the exercise of such Option thereafter, shall be entitled to receive and shall accept in lieu of the number of Shares then subscribed for by him but for the same aggregate consideration payable therefor, the number of other securities or property or of the entity resulting from such merger, amalgamation or consolidation or to which such sale may be made, as the case may be, that the Participant would have been entitled to receive on such capital reorganization, consolidation, amalgamation, merger or sale if, on the record date or the effective date thereof, he had been the registered holder of the number of Shares so subscribed for.

         (e) If the Company at any time while any Option is outstanding shall pay any stock dividend or stock dividends upon the Shares, the Company will thereafter deliver at the time of exercise of any Option in addition to the number of Shares in respect of which such Option is then being exercised, such additional number of securities of the appropriate class as would have been payable on the Shares so purchased if such Shares had been outstanding on the record date for the payment of such stock dividend or dividends.

         (f) The Company shall not be obligated to issue fractional Shares in satisfaction of its obligations under the Plan or any Option and the Participant will not be entitled to receive any form of compensation in lieu thereof.

         (g) If at any time the Company grants to its shareholders the right to subscribe for and purchase PRO RATA additional securities or of any other corporation or entity, there shall be no adjustments made to the number of Shares or other securities subject to the Options in consequence thereof and the Options shall remain unaffected.

         (h) The adjustment in the number of Shares issuable pursuant to Options provided for in this section 8 shall be cumulative.

         (i) On the happening of each and every of the foregoing events, the applicable provisions of the Plan and each of them shall, IPSO FACTO, be deemed to be amended accordingly and the Committee shall take all necessary action so as to make all necessary adjustments in the number and kind of securities subject to any outstanding Options (and the Plan) and the exercise price thereof.

9. AMENDMENT AND TERMINATION OF PLAN AND OPTIONS: Subject in all cases to the approval of all stock exchanges and regulatory authorities having jurisdiction over the affairs of the Company, the Board or the Committee may from time to time amend or revise the terms of the Plan (or any Option granted thereunder) or may terminate the Plan (or any Option granted thereunder) at any time provided however that no such action shall, without the consent of the Participant, in any manner adversely affect a Participant's rights under any Option theretofore granted under the Plan.


Ballistic Ventures Inc. Stock Option Plan - Page 7 of 8

10. EFFECTIVE DATE AND DURATION OF PLAN: The Plan becomes effective on the date of its adoption by the Board and Options may be granted immediately thereafter. The Plan shall remain in full force and effect until such time as the Board shall terminate the Plan, and for so long thereafter as Options remain outstanding in favor of any Participant.

11. APPROVAL OF PLAN: The establishment of the Plan shall be subject to approval of the shareholders of the Company (the "Shareholders"). In addition, all Options granted pursuant to the Plan prior to the approval thereof by the Shareholders shall also be subject to approval of the Shareholders provided that all Options granted subsequent to such approval of the Shareholders shall not require approval by the Shareholders unless such approval is required by the regulatory authorities or stock exchanges having jurisdiction over the affairs of the Company.




















Ballistic Ventures Inc. Stock Option Plan - Page 8 of 8